INCOME TAXES - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Jan. 31, 2023	Jan. 31, 2022
Deferred tax assets:
Loss carryforwards	$ 16,219	$ 11,506
Accrued compensation	10,535	8,774
Accrued expenses	332	240
Operating lease liabilities	59	352
Exchange rate differences	105	343
Other, net	0	241
Total deferred tax assets	27,250	21,456
Deferred tax liabilities:
Deferred cost of revenue	(1,784)	(3,279)
Goodwill and other intangible assets	(692)	(928)
Depreciation of property and equipment	(150)	(217)
Operating lease right-of-use assets	(59)	(355)
Other, net	(747)	0
Total deferred tax liabilities	(3,432)	(4,779)
Valuation allowance	(26,026)	(18,576)
Net deferred tax liabilities	(2,208)	(1,899)
Recorded as:
Deferred tax assets	823	1,548
Deferred tax liabilities	(3,031)	(3,447)
Net deferred tax liabilities	$ (2,208)	$ (1,899)